UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2011

IZEA Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-167960	30-0615339
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 N. Orange Avenue Suite 412 Orlando, FL	32801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 674-6911

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

IZEA HOLDINGS, INC.

Item 1.01  Entry into a Material Definitive Agreement.

On May 24, 2011, Izea Holdings, Inc. (the “Company”) entered into subscription agreements (the “Agreements”) with certain investors (the “Investors”) whereby it sold an aggregate of 249 units (the “Units”), at a purchase price of ten thousand dollars ($10,000) per Unit (the “Offering”) for an aggregate purchase price of $2,490,000. On May 26, 2011, the Company sold an additional 29 Units for an aggregate purchase price of $290,000.  Each Unit consists of: (i) 30,303 shares of the Company’s common stock (the “Common Stock”), par value $0.0001 per share (the “Shares”) (at the election of any purchaser who would, as a result of purchase of Units, become a beneficial owner of five (5%) percent or greater of the outstanding Common Stock of the Company, the Units shall consist of (in lieu of 30,303 shares of Common Stock) one share of the Company’s Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), which is convertible into 30,303 shares of Common Stock) and (ii) a five (5) year warrant to purchase 18,182 shares of Common Stock (being equal to sixty (60%) percent of the number of Shares purchased in the Offering) at a per share exercise price of $0.50 (the “Exercise Price”).  Additionally, on May 24, 2011, holders of certain 6% Secured Promissory Notes in the aggregate principal amount of five hundred thousand dollars ($500,000), issued by Izea, Inc. prior to its consummation of a share exchange transaction with the Company (the “Bridge Notes”), elected to exchange such Bridge Notes for an aggregate of 50 Units in the Offering, pursuant to the terms therein.  As a result of the foregoing, the Company issued an aggregate of 328 Units with 230 of the Units consisting of Series A Preferred Stock and 98 Units consisting of Common Stock. The Company issued Warrants underlying the Units to purchase an aggregate of 5,818,240 shares of the Company’s common stock.  An aggregate of $50,000 worth of Units were purchased by our Chief Executive Officer and an entity under the control of our Chief Executive Officer.

Each share of Series A Preferred Stock is convertible into 30,303 shares of the Company’s Common Stock.  The Company is prohibited from effecting the conversion of the Series A Preferred Stock to the extent that, as a result of the conversion, the holder of such shares beneficially owns more than 4.99% (or, if this limitation is waived by the holder upon no less than 61 days prior notice to us, 9.99%) in the aggregate of the issued and outstanding shares of our common stock calculated immediately after giving effect to the issuance of shares of common stock upon conversion of the Series A Preferred Stock.  The holders of the Company’s Series A Preferred Stock are also entitled to certain liquidation preferences upon the liquidation, dissolution or winding up of the business of the Company.

The Warrants may be exercise until the fifth anniversary of their issuance at a cash exercise price of $0.50 per share, subject to adjustment.  Additionally, the Company is required to compensate the Investor for failure to deliver certificates representing shares of Common Stock issuable upon exercise of Warrants within three (3) trading days of such exercise.  Furthermore, in the event of a “Fundamental Transaction” (as that term is defined in the Warrant), and upon any subsequent of exercise of the Warrant, the holder of such Warrant shall have the right to receive, for each share of Common Stock that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, the number of shares of  Common Stock of the successor or acquiring corporation, or of the Company, if it is the surviving corporation, and any additional consideration receivable as a result of such Fundamental Transaction.  Additionally, if the Fundamental Transaction is (i) an all cash transaction, (ii) a “Rule 13e-3 transaction” or (iii) a Fundamental Transaction involving a person or entity not traded on a national securities exchange, the Company (or successor entity), at the holder’s option, exercisable for thirty (30) days after consummation of such Fundamental Transaction, shall purchase the Warrant from the holder by paying to the holder an amount of cash equal to the Black Scholes Value of the remaining unexercised portion of the Warrant on the date of the consummation of such Fundamental Transaction.  The Warrants contain anti-dilution protection for a period of twenty-four (24) months from the date of issuance such that (with the exception of Excepted Issuances, as defined in the Warrants) if the Company issues common stock prior to the complete exercise of the Warrant for consideration less than the Exercise Price, then the Exercise Price shall be reduced to such lower price.  Notwithstanding the foregoing, the Exercise Price shall not be reduced to a price below $0.25 per share.

The Company has entered into registration rights agreements (the “Registration Rights Agreements”) with the Investors, pursuant to which the Company has agreed to file a “resale” registration statement with the SEC covering all shares of the Common Stock sold in the Offering and underlying any Warrants, as well as Common Stock underlying the warrants issued to the placement agent(s) within six (6) months (the “Filing Date”).  The Company has agreed to maintain the effectiveness of the registration statement from the effective date until all securities have been sold or are otherwise able to be sold pursuant to Rule 144. The Company has agreed to use its reasonable best efforts to have the registration statement declared effective within nine (9) months (the “Effectiveness Deadline”).

The Company is obligated to pay to Investors a fee of 1% per month of the Investors’ investment, payable in cash, for every thirty (30) day period up to a maximum of 6%, (i) following the Filing Date that the registration statement has not been filed and (ii) following the Effectiveness Deadline that the registration statement has not been declared effective; provided, however, that the Company shall not be obligated to pay any such liquidated damages if the Company is unable to fulfill its registration obligations as a result of rules, regulations, positions or releases issued or actions taken by the SEC pursuant to its authority with respect to “Rule 415”, provided the Company registers at such time the maximum number of shares of common stock permissible upon consultation with the staff of the SEC and provided further that the Company shall not be obligated to pay liquidated damages at any time following the one year anniversary of the Final Closing Date (as defined in the Agreements).

For a period of 18 months following the Final Closing Date, the Company has agreed not to file any registration statement on Form S-8 with the SEC without the approval of holders of a majority of the Shares sold in the offering.

In connection with the Offering, the Company paid aggregate placement agent fees of $100,000 and issued Warrants to purchase 100,000 shares of the Common Stock, with the same terms as the Warrants issued to the Investors.

The foregoing is not a complete summary of the terms of the offering described in this Item 1.01 and reference is made to the complete text of the Subscription Agreement, the Certificate of Designation, the Warrant and the Registration Rights Agreement, attached as exhibits to this Current Report on Form 8-K and which are hereby incorporated by reference.

Item 3.02  Unregistered Sales of Equity Securities.

As described in Item 1.01 above, which information that is required to be disclosed under this Item 3.02 is hereby incorporated by reference into this Item, on May 24, 2011 and May 26, 2011, the Company issued and sold an aggregate of 299 Units and 29 Units, respectively, with each Unit consisting of 30,303 shares of Common Stock (at the election of any purchaser who would, as a result of purchase of Units, become a beneficial owner of five (5%) percent or greater of the outstanding Common Stock of the Company, the Units shall consist of (in lieu of 30,303 shares of Common Stock) one share of the Company’s Series A Preferred Stock, par value $0.0001 per share, which is convertible into 30,303 shares of Common Stock, , and (ii) a five (5) year Warrant to purchase 18,182 shares of Common Stock (being equal to sixty (60%) percent of the number of Shares purchased in the Offering).   The Units were all sold and/or issued only to “accredited investors,” as such term is defined in the Securities Act of 1933, as amended (the “Securities Act”), were not registered under the Securities Act or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws.

Item 9.01  Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
3.1	Certificate of Designation
3.2	Amendment to Certificate of Designation
10.1	Form of Subscription Agreement
10.2	Form of Warrant
10.3	Form of Registration Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 27, 2011	IZEA HOLDINGS, INC.

	By:	/s/ Edward H. Murphy
Name: Edward H. Murphy
Title: Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Certificate of Designation
3.2	Amendment to Certificate of Designation
10.1	Form of Subscription Agreement
10.2	Form of Warrant
10.3	Form of Registration Rights Agreement